UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2023

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56294	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2023, Columbia Care Inc. (the “Company”) announced the transition of Michael Abbott, Executive Chairman and Co-Founder, from the role of Executive Chairman to Chairman of the Board of Directors (the “Board”), effective immediately.

In connection therewith, the Company entered into a transition and release of claims agreement (the “Transition Agreement”) on March 15, 2023. The Transition Agreement provides that, in lieu of severance benefits that Mr. Abbott would otherwise be entitled to receive under his current employment agreement with the Company, Mr. Abbott will be entitled to the following benefits: (1) cash severance payments in an amount equal to thirty-six (36) months of Mr. Abbott’s current base salary and target bonus, less all applicable withholdings and deductions, paid over such thirty-six month period, (2) immediate vesting of Mr. Abbott’s outstanding Company equity or equity-based awards in accordance with their terms (including any applicable performance conditions), and (3) as additional severance, an annual cash incentive bonus for fiscal year 2022. The Transition Agreement further provides that Mr. Abbott will continue to be subject to the restrictive covenants set forth in his current employment agreement and that Mr. Abbott releases all claims relating to his employment with the Company.

The foregoing summary contains only a brief description of the material terms of the Transition Agreement and does not purport to be a complete description of the rights and obligations of the parties to the Transition Agreement, and such description is qualified in its entirety by reference to the full text of the Transition Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Nicholas Vita
Name:	Nicholas Vita
Title:	Chief Executive Officer

Date: March 16, 2023

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